SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2004

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	6712	52-2407114
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(d)	Transfer of Listing

On November 30, 2004, the Board of Directors of NewAlliance Bancshares, Inc. approved a resolution providing for the transfer of the listing of the Company's common stock to the New York Stock Exchange from the NASDAQ Stock Market. The listing transfer is expected to become effective December 14, 2004. A copy of the press release dated December 1, 2004 announcing the event is attached.

Exhibit Number	Description
99.1	Press release dated December 1, 2004 announcing the transfer of listing of NewAlliance Bancshares, Inc. common stock to the New York Stock Exchange from the NASDAQ stock market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By:/s/ Merrill B. Blankstten
Merrill B. Blanksteen
Executive Vice President and Chief Financial Officer

Date: December 1, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Press release dated December 1, 2004 announcing the transfer of listing of NewAlliance Bancshares, Inc. common stock to the New York Stock Exchange from the NASDAQ stock market.